SUPPLEMENT DATED MAY 1, 2018
TO PROSPECTUS DATED MAY 1, 2002
ML LEGACY POWER
Issued through
Merrill Lynch Variable Life Separate Account
By
Transamerica Advisors Life Insurance Company

The following information hereby supplements or amends, and to the extent is inconsistent replaces, certain information contained in your prospectus.

Range of Annual Portfolio Operating Expenses (as a percentage of each portfolio’s average net assets) 1
	Minimum	Maximum
Total Annual Portfolio Operating Expenses (total of all expenses that are deducted from portfolio assets, including management fees, 12b-1 fees, and other expenses).	0.16%	1.31%

Net Annual Portfolio Operating Expenses (total of all expenses that are deducted from portfolio assets, including management fees, 12b-1 fees, and other expenses – after any contractual waivers or reimbursements of fees and expenses) [2].	0.15%	1.14%

[1]
The Fund and Trust expenses used to prepare this table were provided to us by the Funds and the Trusts. We have not independently verified such information. Current or future expenses may be greater or less than those shown.

[2]
The range of Net Annual Portfolio Operating Expenses takes into account contractual arrangements for certain Funds that require the investment adviser to reimburse or waive Fund expenses above a certain threshold for a limited period of time ending no earlier than April 30, 2019. For more information about these arrangements, consult the prospectuses for the Funds.

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INVESTMENT OPTIONS

Please note the following regarding Government Money Market funds:

There can be no assurance that a government money market fund will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and partly as a result of insurance charges, the yield on a government money market fund may become extremely low and possibly negative. You could lose money by investing in a government money market fund.

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The following replaces the third and fourth paragraphs under “Selection of Underlying Portfolio” in the prospectus:
You are responsible for choosing the portfolios, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Because investment risk is borne by you, decisions regarding investment allocations should be carefully considered. We do not recommend or endorse any particular underlying fund portfolio and we do not provide investment advice.
In making your investment selections, we encourage you to thoroughly investigate all of the information that is available to you regarding the portfolios including each fund’s prospectus, statement of additional information and annual and semi-annual reports. Other sources, such as the underlying fund’s website, provide more current information including information about any regulatory actions or investigations relating to a fund or underlying fund portfolio. After you select portfolios for your initial premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.
You bear the risk of any decline in your cash value resulting from the performance of the portfolios you have chosen.

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The following paragraph replaces the information under the section entitled “Tax-Free Section 1035 Exchanges”:

You can generally exchange one life insurance policy for another in a ‘tax-free exchange’ under Section 1035 of the Internal Revenue Code of 1986, as amended (the “Code”). Before making an exchange, you should compare both policies carefully. It may not be in your best interest to exchange (or surrender, lapse, change, or borrow) from existing life insurance policies or annuity contracts in connection with the purchase of the Policy. Remember that if you exchange another policy for the one described in this Prospectus, you might have to pay a surrender charge on your old policy. Charges for the Policy may be higher (or lower) and the benefits may be different. The Policy will have new suicide and incontestability periods during which benefits may be denied in certain circumstances. Your old policy’s suicide and incontestability periods may have expired. If the exchange does not qualify for Section 1035 treatment, or if your current policy is subject to a policy loan, you may also have to pay federal income tax on the exchange. Additionally, if you are under age 59½ then you also may be subject to a federal tax penalty equal to 10% of the taxable amount. . You should not exchange another policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person trying to sell you the Policy (that person will generally earn a commission if you buy the Policy through an exchange or otherwise).

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The paragraph entitled “Same Sex Relationships” has been removed from “Tax Considerations.”

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The following replaces section two of the “Please Note” portion of “Estate, Gift and Generation-Skipping Transfer Taxes”

In 2001, Congress enacted the Economic Growth and Tax Relief Reconciliation Act of 2001 (“EGTRRA”), which modified the estate, gift and generation-skipping transfer taxes through 2009 and eliminated the estate tax (but not the gift tax) and replaced it with a carryover basis income tax regime for estates of decedents dying in 2010, and also eliminated the generation-skipping transfer tax for transfers made in 2010.  The 2010 Taxpayer Relief Act generally extended the EGTRRA provisions existing in 2009 and reunified the estate and gift transfer taxes for 2011 and 2012. The American Taxpayer Relief Act of 2012 made permanent certain of the changes to the estate, gift and generation-skipping transfer taxes.  These provisions were modified again in December, 2017 by H.R. 1 (formerly known as the Tax Cuts and Jobs Act).  The estate and gift tax unified credit basic exclusion amount increases to $10,000,000, subject to inflation adjustments (using the C-CPI-U), for taxable years beginning after December 31, 2017, and before January 1, 2026. This recent history of changes in these important tax provisions underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses possible transfer taxation of the Policy and its benefits in light of your needs and that of your beneficiaries under all possible scenarios.

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For additional information, you may contact us at the Service Center at (800) 354-5333 or write to:  Transamerica - Service Center at P.O. Box 19100, Greenville, SC 29602-9100.

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PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PRODUCT PROSPECTUS
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